SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
December 7, 2009 (December 2, 2009)

DYNEGY INC.

DYNEGY HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware Delaware	001-33443 000-29311	20-5653152 94-3248415
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400
(Registrant’s telephone number, including area code)

N.A.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 2, 2009, Dynegy Holdings Inc. (“DHI”), a wholly owned subsidiary of Dynegy Inc., entered into a  purchase agreement (the “Purchase Agreement”) with Credit Suisse Securities (USA) LLC and Citigroup Global Markets Inc. (together with the several purchasers named in the Purchase Agreement, the “Purchasers”), and Adio Bond, LLC, an affiliate of LS Power Partners, L.P. (the “Selling Noteholder”), pursuant to which the Selling Noteholder agreed to resell $235,000,000 aggregate principal amount of DHI’s 7.5% Senior Unsecured Notes Due 2015 (the “Notes”) to the Purchasers.  The Notes were issued under a fifth supplemental indenture dated as of December 1, 2009 to the indenture dated September 26, 1996, as last amended and restated on March 14, 2001, and last supplemented May 24, 2007, between DHI and Wilmington Trust Company, as Trustee.

DHI issued the Notes to the Selling Noteholder on December 1, 2009 in connection with the previously announced closing of the Dynegy-LS Power transaction.  Such issuance occrurred pursuant to the terms of a previously announced note purchase agreement, which required DHI to execute the Purchase Agreement and to provide other support and assistance for such resales of the Notes by the Selling Noteholder.  The Purchase Agreement includes customary representations, warranties and covenants for a resale transaction.  Additionally, DHI and Selling Noteholder agreed to indemnify the Purchasers against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Purchasers may be required to make because of any such liabilities.  The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Purchase Agreement attached hereto as Exhibit 10.1 and is incorporated herein by reference

DHI did not receive any of the proceeds from the resale transaction, which closed on December 7, 2009.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant.

See Item 1.01 which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Document

10.1
Purchase Agreement, dated as of December 2, 2009, by and among Credit Suisse Securities (USA) and Citigroup Global Markets Inc. (as representatives for additional purchasers named in the Purchase Agreement), Adio Bond, LLC and Dynegy Holdings Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: December 7, 2009	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

DYNEGY HOLDINGS INC.
(Registrant)

Dated: December 7, 2009	By:	/s/ KENT R. STEPHENSON
	Name:	Kent R. Stephenson
	Title:	Senior Vice President, Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Document

10.1
Purchase Agreement, dated as of December 2, 2009, by and among Credit Suisse Securities (USA) and Citigroup Global Markets Inc. (as representatives for additional purchasers named in the Purchase Agreement), Adio Bond, LLC and Dynegy Holdings Inc.